SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2009

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)

4000 Smith Road Cincinnati, Ohio (Address of principal executive offices)		45209 (Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 1.01. Entry into a Material Definitive Agreement

Purchase and Assumption Agreement

On May 15, 2009, First Financial Bank, N.A. (the “Bank”), the wholly owned subsidiary of First Financial Bancorp. (the “Company”), entered into a Purchase and Assumption Agreement to acquire approximately $310  million of deposits and 17 bank branches from Peoples Community Bank (“Peoples”), a subsidiary of Peoples Community Bancorp, Inc., West Chester, Ohio (“PCB”), for a deposit premium of 4.0% (the “Branch Acquisition”). In addition, the Bank will also receive approximately $260 million of certain performing branch-based business and consumer loans.  The loans to be acquired and deposits to be assumed are as of March 31, 2009.  The transaction, which is expected to close early in the third quarter of this year, has received approvals from the Boards of Directors of the Bank, Peoples and PCB. The acquisition by the Bank remains subject to regulatory approval and other customary closing conditions.

The foregoing description of the Purchase and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase and Assumption Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

Item 7.01  Regulation FD Disclosure.

A copy of the press release regarding the Branch Acquisition is attached hereto as Exhibit 99.1.

The Company does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits.

Exhibit No.	Description

1.1	Purchase and Assumption Agreement dated as of May 15, 2009, by and among First Financial Bank, N.A, Peoples Community Bank and Peoples Community Bancorp, Inc.*

99.1	Press Release dated May 18, 2009 **

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.
**
First Financial Bancorp does not intend Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and
Chief Financial Officer

Date:  May 18, 2009

Form 8-K	First Financial Bancorp.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase and Assumption Agreement dated as of May 15, 2009, by and among First Financial Bank, N.A, Peoples Community Bank and Peoples Community Bancorp, Inc.*

99.1	Press Release dated May 17, 2009**

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.
**
First Financial Bancorp does not intend Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.